SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event repo   6/25/99

                              Financial Asset Securitization, Inc.
               Mortgage Participation Securities Series 1997 NAMC1
                   (Exact name of registrant as specified in its charter)


              Virgi  0-15483        53-1526174
(Stat(Commission      (I.R.S. Employer
of Incorporation)  File Number) Identification No.)

901 East Byrd Steet
Richmond, Virginia                                                       23219
(Address of Principal Executive (Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item Other Events

                   On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated June 25, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

                   A.           Monthly Report Information:
                                See Exhibit No. 1

                   B.           Have any deficiencies occurred?   NO.
                                           Date:
                                           Amount:

                   C.        Item 1: LegNONE

                   D.        Item 2: ChaNONE

                   E.        Item 4: Submission of Matters to a Vote of Certifi-
                                catholders:  NONE

                   F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
    1Monthly Distribution Report    6/25/99


                                           Loss of   Reimburse-
     Beginning                             Prin-     ment of    Remaining
     Balance       Principal    Interest   cipal     Losses     Balance
FXA-1         0.00         0.00       0.00      0.00       0.00          0.00
FXA-220,150,403.53    16,269.31 130,138.02      0.00       0.00 20,134,134.22
FXA-3         0.00         0.00       0.00      0.00       0.00          0.00
FXA-4 5,867,105.73   803,840.97  36,669.41      0.00       0.00  5,063,264.76
FXA-5 5,125,000.00         0.00  33,098.96      0.00       0.00  5,125,000.00
FXA-6 4,001,000.00         0.00  25,839.79      0.00       0.00  4,001,000.00
FXA-7 1,000,000.00         0.00   6,458.33      0.00       0.00  1,000,000.00
FXA-8 1,955,701.90   267,946.99   8,755.84      0.00       0.00  1,687,754.91
FXA-9 1,955,701.90 NA             5,097.05 NA              0.00  1,687,754.91
FXP      66,097.36       631.31 NA              0.00       0.00     65,466.05
FXS   3,832,143.91 NA            24,749.26 NA              0.00  3,771,807.07
A-1   1,316,170.10   474,194.45   8,500.27      0.00       0.00    841,975.65
A-2   6,962,000.00         0.00  44,962.92      0.00       0.00  6,962,000.00
A-3   1,951,000.00         0.00  12,600.21      0.00       0.00  1,951,000.00
A-4  13,438,269.96    12,021.75  86,788.83      0.00       0.00 13,426,248.21
P       684,720.66    32,961.84 NA              0.00       0.00    651,758.82
S       372,164.58 NA             2,403.56 NA              0.00    371,729.33
B-1   5,097,882.10     4,298.33  32,923.82      0.00       0.00  5,093,583.77
B-2   2,073,714.86     1,748.47  13,392.74      0.00       0.00  2,071,966.39
B-3   1,296,071.43     1,092.80   8,370.46      0.00       0.00  1,294,978.63
B-4     777,642.43       655.68   5,022.27      0.00       0.00    776,986.75
B-5     432,024.47       364.27   2,790.16      0.00       0.00    431,660.20
B-6     571,923.83       482.25   3,693.67     10.95       0.00    571,430.63
R             0.00         0.00       0.00      0.00 NA                  0.00
RP            0.00         0.00       0.00      0.00 NA                  0.00


                   Beginning                         Remaining
     Class         Balance      Principal  Interest  Balance
     FXA-1               0.00000    0.00000   0.00000    0.00000
     FXA-2             982.94651    0.79362   6.34820  982.15289
     FXA-3               0.00000    0.00000   0.00000    0.00000
     FXA-4             444.46508   60.89531   2.77791  383.56977
     FXA-5            1000.00000    0.00000   6.45833 1000.00000
     FXA-6            1000.00000    0.00000   6.45833 1000.00000
     FXA-7            1000.00000    0.00000   6.45833 1000.00000
     FXA-8              70.69015    9.68512   0.31649   61.00502
     FXA-9              70.69015    0.00000   0.18424   61.00502
     FXP               812.11663    7.75670   0.00000  804.35993
     FXS               393.01295    0.00000   2.53821  386.82499
     A-1                30.29551   10.91498   0.19566   19.38054
     A-2              1000.00000    0.00000   6.45833 1000.00000
     A-3              1000.00000    0.00000   6.45833 1000.00000
     A-4               980.89562    0.87750   6.33495  980.01812
     P                 629.49448   30.30330   0.00000  599.19118
     S                 309.69326    0.00000   2.00010  309.33107
     B-1               982.10367    0.82807   6.34275  981.27559
     B-2               982.10368    0.82807   6.34275  981.27561
     B-3               982.10369    0.82807   6.34275  981.27561
     B-4               982.10364    0.82807   6.34275  981.27557
     B-5               982.10370    0.82808   6.34276  981.27562
     B-6               812.58225    0.68517   5.24792  811.88152
     R                   0.00000    0.00000   0.00000    0.00000
     RP                  0.00000    0.00000   0.00000    0.00000


     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Financial Asset Securitization, Inc.



                                           By        /s/ Richard Tarnas
                                           Name:   Richard Tarnas
                                           Title:    Vice President,
                                          The First National Bank of Chicago

Dated       6/30/99